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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06362

Invesco Municipal Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (404) 439-3217

Date of fiscal year end:	2/28

Date of reporting period:	2/29/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2016

Invesco Municipal Trust NYSE: VKQ

Letters to Shareholders

Philip Taylor	Dear Shareholders:
This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US consumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive. The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means we trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with each trust’s investment strategies. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Trust’s performance and portfolio holdings.

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2                             Invesco Municipal Trust

Bruce Crockett	Dear Fellow Shareholders:
Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

 As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
	■	Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3                             Invesco Municipal Trust

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 29, 2016, Invesco Municipal Trust (the Trust), at net asset value (NAV), outperformed its style-specific benchmark, the S&P Municipal Bond 5+ Year Investment Grade Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period.

   of the broader fundamentals of a particular industry or sector.

■ Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust

The municipal market benefited from a number of favorable technical factors during the fiscal year ended February 29, 2016, including expectations of a flatter yield curve, strong demand and a lower-than-expected supply of municipal securities. US tax-exempt bonds emerged as the best-performing asset class in 2015, bolstered by constrained supply and high demand, historically low US interest rates and positive US economic conditions.[1] For the fiscal year, the S&P Municipal Bond Index, which represents the performance of municipal bonds, returned 3.78%.[2]

The US municipal bond market was one of the few sectors that exhibited relative stability in the midst of a global sell-off in equities, commodities and high yield corporate bonds. Although municipal bonds emerged relatively unscathed from energy-related jitters in the second half of 2015, the tax-exempt market was not without its ups and downs during 2015. Dominating municipal headlines were the budget impasses in Illinois and Pennsylvania, Chicago’s unfunded pension liabilities, and the threat of default from Puerto Rico. While worrisome, these concerns were not enough to outweigh the positive impact of US economic performance.

Global economic developments, including concern over China’s economic weakness, accommodative European Central Bank monetary policy and slumping energy prices, supported increased demand for municipals during the reporting period. Municipal bond prices further benefited from low supply during the reporting period. New money issuance in the tax-exempt market totaled just $150 billion in 2015, compared to an annual average of nearly $200 billion over the last 20 years.[3] Under normal market conditions,

Performance Total returns, 2/28/15 to 2/29/16 Trust at NAV			6.33%
Trust at Market Value			9.06
S&P Municipal Bond Index (Broad Market Index)▼			3.78
S&P Municipal Bond 5+ Year Investment Grade Index (Style-Specific Index)▼			4.74
Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index (Peer Group Index)■			5.91

Market Price Discount to NAV as of 2/29/16			-7.73

Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20% of its net assets in non-investment-grade and unrated securities that we determine to be of comparable quality. From time to time, we may invest in municipal securities that pay interest subject to the federal alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

Sell decisions generally are based on:

■ A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■ A deterioration or likely deterioration

Portfolio Composition		Top Five Debt Issuers		Total Net Assets
By credit sector, based on total investments				Applicable to Common Shares	$780.5 million
Revenue Bonds	82.5%	1. New Jersey (State of) Economic Development Authority	5.7%	Total Number of Holdings	616

Pre-Refunded Bonds	10.9			The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

General Obligation Bonds	6.6	2. New York & New Jersey (States of) Port Authority	2.8

		3. North Texas Tollway Authority	2.7

		4. New York (City of) Transitional Finance Authority	2.7

		5. Tobacco Settlement Financing Corp.	2.5

4                             Invesco Municipal Trust

new money tends to comprise the majority of total bond issuance. However, since 2012, refinancings have represented the bulk of total new issuance.3

During the fiscal year, security selection in longer-maturity municipal bonds contributed to the Trust’s performance relative to its style-specific benchmark. The long end outperformed across the municipal yield curve, which benefited the Trust’s relative performance. Security selection in higher coupon (6.00%+) bonds also contributed to the Trust’s relative performance. On a sector level, security selection and overweight allocation in the tobacco sector benefited the Trust’s relative performance over the fiscal year. Selection in the toll roads and water/sewer sectors also contributed to the Trust’s relative performance. In addition, security selection in Illinois and New York benefited the Trust’s relative performance.

Security selection and overweight allocation in the prerefunded/escrowed-to-maturity sector detracted from the Trust’s relative performance. Security selection in the other revenue sector, which is comprised of various leasing revenues, also detracted from the Trust’s relative performance. At the state level, holdings in Louisiana detracted from the Trust’s relative performance. The Trust’s allocation to shorter-maturity holdings detracted from the Trust’s relative performance as shorter-maturity municipal bonds underperformed their longer-maturity counterparts over the fiscal year.

One important factor affecting the Trust’s performance relative to its style-specific benchmark was the use of structural leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common-share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common-share returns during periods when the prices of securities held by a trust generally are rising.

Over the reporting period, leverage contributed to the Trust’s performance relative to its style-specific benchmark. The Trust achieved a leveraged position through the use of inverse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the reporting period, leverage accounted for 38% of the Trust’s total assets and it contributed to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly known as the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. These rules may preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. To ensure compliance with the Volcker Rule, TOB market participants, including the Trust and the Adviser, have developed a new TOB structure. There can be no assurances that the new TOB structure will continue to be a viable option for leverage. For more information, please see the Notes to Financial Statements later in this report.

We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and/or the market price of the Trust’s common shares.

Thank you for investing in Invesco Municipal Trust and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Standard & Poor’s
3	Source: The Bond Buyer

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Head of Portfolio Management and Trading for the Invesco municipal bond team, is manager of Invesco Municipal Trust. He joined Invesco in 2010. Mr. Paris was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2002 to 2010 and began managing the Trust in 2015. He earned a BBA in finance from Baruch College, The City University of New York.

Jack Connelly Portfolio Manager, is manager of Invesco Municipal Trust. He joined Invesco in 2016. Previously, he was senior vice president of municipal high yield trading at Raymond James & Associates. He began managing the Trust on April 1, 2016, after the close of the reporting period. Mr. Connelly earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

continued on page 6

5 Invesco Municipal Trust

continued from page 5

Tim O’Reilly Portfolio Manager, is manager of Invesco Municipal Trust. He joined Invesco in 2010. Mr. O’Reilly was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2001 to 2010 and began managing the Trust on April 1, 2016, after the close of the reporting period. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Municipal Trust. He joined Invesco in 2010. Mr. Phillips was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1991 to 2010 and began managing the Trust in 2015. He earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Municipal Trust. He joined
Invesco in 2010. Mr. Stryker was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Trust in 2009. He earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco Municipal Trust. He joined Invesco in 2010. Mr. Williams was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Trust in 2015. He earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Effective June 22, 2015, Robert Wimmel is no longer a portfolio manager of the Trust, effective September 11, 2015, Thomas Byron is no longer a portfolio manager of the Trust and effective December 2, 2015, William Black is no longer a portfolio manager of the Trust.

6                             Invesco Municipal Trust

Supplemental Information

Invesco Municipal Trust’s investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance of US municipals with maturities equal to or greater than five years.
■	The Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index is an unmanaged index considered representative of general and insured municipal debt funds tracked by Lipper. These funds either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                             Invesco Municipal Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■ Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■ Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■ Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■ Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

8                             Invesco Municipal Trust

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–160.64%(a)
Alabama–1.76%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/2039	$1,245	$1,418,677
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(b)	5.00%	09/01/2044	1,245	1,406,763
Bessemer Governmental Utility Services Corp.; Series 2008 A, Ref. Water Supply RB (INS–AGC)(b)(c)	5.00%	06/01/2039	2,150	2,247,954
Birmingham (City of) Airport Authority; Series 2010, RB (INS–AGM)(b)	5.25%	07/01/2030	1,650	1,886,544
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/2043	1,725	1,731,175
Lower Alabama Gas District (The); Series 2016 A, Gas Project RB	5.00%	09/01/2046	2,410	2,823,002
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/2033	1,950	2,243,085
				13,757,200

Alaska–0.49%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB(c)	5.50%	10/01/2041	3,160	3,614,313
Matanuska-Susitna (Borough of) (Public Safety Building Lease); Series 2000, COP (INS–AGM)(b)	5.75%	03/01/2016	190	190,061
				3,804,374

Arizona–3.02%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2042	2,160	2,453,868
Arizona (State of) Transportation Board;
Series 2008 B, Highway RB(d)(e)	5.00%	07/01/2018	1,700	1,870,731
Series 2008 B, Highway RB(c)(d)(e)	5.00%	07/01/2018	2,545	2,800,594
Series 2011 A, Ref. Sub. Highway RB(c)	5.25%	07/01/2032	2,500	2,935,025
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	500	559,515
Series 2010, RB	5.13%	05/15/2040	1,100	1,236,455
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(b)	5.25%	01/01/2032	1,035	1,069,424
Navajo County Pollution Control Corp.; Series 2009 E, PCR(d)	5.75%	06/01/2016	715	724,166
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/2039	640	610,547
Series 2009, Education RB	7.13%	01/01/2045	610	585,832
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(f)	6.50%	07/01/2034	500	562,560
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2042	2,170	2,352,605
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2007, Water & Wastewater RB(g)	6.55%	12/01/2037	2,245	2,283,120
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB(c)	5.00%	01/01/2028	2,050	2,289,338
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.25%	08/01/2032	1,060	1,232,462
				23,566,242

California–12.61%
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease CAB RB (INS–AGM)(b)(h)	0.00%	09/01/2020	4,000	3,729,200
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004, Tax Allocation RB (INS–SGI)(b)	5.25%	09/01/2035	170	170,252
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB(c)(d)(e)	5.00%	04/01/2018	6,000	6,548,520
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.00%	04/01/2019	2,500	2,826,275
Series 2009 F-1, Toll Bridge RB(c)(d)(e)	5.13%	04/01/2019	4,000	4,537,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(h)	0.00%	08/01/2028	$800	$586,240
California (State of) Department of Water Resources (Central Valley);
Series 2008 AE, Water System RB(c)	5.00%	12/01/2024	775	853,283
Series 2008 AE, Water System RB(c)	5.00%	12/01/2025	975	1,073,251
Series 2008 AE, Water System RB(c)	5.00%	12/01/2026	975	1,072,559
Series 2008 AE, Water System RB(c)	5.00%	12/01/2027	575	631,983
Series 2008 AE, Water System RB(c)	5.00%	12/01/2028	975	1,073,943
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/2034	1,000	1,150,940
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,192,680
California (State of) Housing Finance Agency;
Series 2008 K, Home Mortgage RB(g)	5.30%	08/01/2023	1,510	1,551,661
Series 2008 K, Home Mortgage RB(g)	5.45%	08/01/2028	3,700	3,772,409
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/2027	1,375	1,537,676
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/2030	1,600	1,784,384
Series 2012, Water Furnishing RB(f)(g)	5.00%	07/01/2037	3,535	3,876,057
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2009 A, RB	5.00%	04/01/2019	1,300	1,468,805
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2044	855	925,683
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	1,150	1,307,814
Series 2009 A, Ref. Economic Recovery Unlimited Tax GO Bonds(d)(e)	5.25%	07/01/2019	1,205	1,387,124
Series 2009 A, Ref. Economic Recovery Unlimited Tax GO Bonds(d)(e)	5.25%	07/01/2019	695	800,042
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2032	2,100	2,455,278
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/2042	1,900	2,188,724
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/2035	2,880	3,399,552
Series 2013, Ref. Various Purpose Unlimited Tax GO Bonds	5.25%	09/01/2030	1,500	1,840,920
Daly City (City of) Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition); Series 2007 C, Ref. Third Tier Mobile Home Park RB	6.50%	12/15/2047	415	426,060
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS–AGM)(b)(h)	0.00%	01/15/2034	4,125	2,060,314
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	4,575	4,591,927
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	5,525	5,243,998
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,875	3,358,661
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	1,000	1,149,210
Los Angeles (City of) Department of Water & Power; Series 2012-B, Waterworks RB(c)	5.00%	07/01/2043	3,500	4,089,435
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/2031	1,000	1,127,120
Los Angeles Unified School District (Election of 2002); Series 2009 D, Unlimited Tax GO Bonds	5.00%	07/01/2022	1,200	1,369,992
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(f)	5.50%	03/01/2018	100	106,267
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/2039	1,125	1,261,238
Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,300	2,596,079
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(c)	5.00%	08/01/2036	4,110	4,784,739
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2011 F, Ref. Second Series RB(g)	5.00%	05/01/2025	775	905,998
Series 2011 F, Ref. Second Series RB(g)	5.00%	05/01/2026	1,550	1,800,278
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB(c)	5.00%	11/01/2036	3,360	3,934,258
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.50%	09/01/2032	685	786,585
Southern California Metropolitan Water District; Series 2009 A, RB	5.00%	01/01/2034	2,500	2,776,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Vernon (City of);
Series 2009 A, Electric System RB(d)(e)	5.13%	08/01/2019	$645	$709,248
Series 2009 A, Electric System RB	5.13%	08/01/2021	1,455	1,616,199
				98,437,091

Colorado–4.24%
Colorado (State of) Board of Governors; Series 2012 A, University Enterprise System RB (CEP–Colorado Higher Education Intercept Program)(c)	5.00%	03/01/2041	3,850	4,392,850
Colorado (State of) Health Facilities Authority (Catholic Health); Series 2006 C5, RB(c)(d)(e)	5.00%	05/01/2018	4,875	5,329,253
Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2005, Health Facilities RB	5.00%	06/01/2035	2,790	2,807,521
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/2027	295	295,021
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/2037	355	354,972
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/2034	1,100	1,242,109
Series 2010, Private Activity RB	6.50%	01/15/2030	1,400	1,623,860
Denver (City & County of); Series 2012 B, Airport System RB	5.00%	11/15/2037	1,850	2,139,691
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/2037	855	868,398
Platte River Power Authority; Series 2009 HH, RB	5.00%	06/01/2026	1,000	1,129,610
University of Colorado;
Series 2013 A, Enterprise RB(c)	5.00%	06/01/2037	5,845	6,700,299
Series 2013 A, Enterprise RB(c)	5.00%	06/01/2043	5,465	6,180,259
				33,063,843

Connecticut–0.54%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(b)(g)	6.60%	07/01/2024	2,840	2,850,366
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(g)	5.50%	04/01/2021	1,200	1,389,024
				4,239,390

District of Columbia–4.58%
District of Columbia,
Series 2014 C, Unlimited Tax GO Bonds(c)	5.00%	06/01/2034	3,445	4,078,088
Series 2014 C, Unlimited Tax GO Bonds(c)	5.00%	06/01/2035	6,890	8,122,414
District of Columbia (Provident Group — Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	2,125	2,095,824
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB(d)(e)	6.38%	10/01/2019	2,400	2,871,000
Series 2009, Hospital RB(d)(e)	6.50%	10/01/2019	700	840,462
District of Columbia Water & Sewer Authority;
Series 2007 A, Public Utility Sub. Lien RB(d)(e)	5.50%	10/01/2017	4,000	4,313,080
Series 2008 A, Ref. Public Utility Sub. Lien RB(c)(d)(e)	5.00%	10/01/2018	775	860,025
Series 2008 A, Ref. Public Utility Sub. Lien RB(c)(d)(e)	5.00%	10/01/2018	1,575	1,747,793
Series 2013 A, Public Utility Sub. Lien RB(c)	5.00%	10/01/2044	3,000	3,446,130
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	6,800	7,357,940
				35,732,756

Florida–7.68%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/2017	685	708,030
Series 2007, IDR	5.88%	11/15/2036	1,000	1,019,930
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/2041	1,000	1,187,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Broward (County of);
Series 2012 A, Water & Sewer Utility RB	5.00%	10/01/2037	$2,270	$2,647,229
Series 2013 C, Airport System RB	5.25%	10/01/2038	2,450	2,814,413
Series 2015 A, Airport System RB(g)	5.00%	10/01/2045	2,190	2,449,887
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/2017	2,200	2,328,128
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(f)	7.75%	05/15/2035	1,300	1,524,809
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(f)	6.50%	05/15/2020	1,300	1,302,249
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	1,400	1,648,766
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(b)	5.95%	07/01/2020	215	230,540
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 B, Ref. RB(g)	5.13%	06/01/2027	1,650	1,945,746
Hillsborough (County of) Aviation Authority;
Series 2008 A, RB (INS–AGC)(b)(c)(g)	5.38%	10/01/2033	975	1,064,388
Series 2008 A, RB (INS–AGC)(b)(c)(g)	5.50%	10/01/2038	2,175	2,382,995
Hillsborough (County of); Series 2006 A, Solid Waste & Resource Recovery RB (INS–BHAC)(b)(g)	4.50%	09/01/2034	295	297,543
JEA; Series 2012 Three B, Electric System RB(c)	5.00%	10/01/2039	3,100	3,532,791
Lakeland (City of) (Lakeland Regional Health Systems);
Series 2006, Ref. Hospital System RB	5.00%	11/15/2026	5,000	5,150,050
Series 2006, Ref. Hospital System RB	5.00%	11/15/2032	5,000	5,144,200
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center); Series 2014, Ref. RB	5.00%	11/15/2039	935	1,045,059
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB	5.00%	07/01/2040	1,250	1,402,037
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2010 A, Ref. Hospital RB	6.13%	08/01/2042	640	736,544
Miami-Dade (County of);
Series 2012 A, Ref. Aviation RB(g)	5.00%	10/01/2028	1,000	1,161,030
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/2032	1,150	1,328,158
Series 2012 B, Ref. Sub. Special Obligation RB (INS–AGM)(b)	5.00%	10/01/2035	1,950	2,235,480
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(i)	6.13%	05/01/2035	120	1
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/2035	115	115,084
Series 2010 B, Capital Improvement RB	5.13%	05/01/2017	145	144,314
Palm Beach (County of) Health Facilities Authority (The Waterford); Series 2007, RB(d)(e)	5.88%	11/15/2017	1,100	1,198,131
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (INS–BHAC)(b)(c)	5.50%	10/01/2023	2,600	3,022,682
Series 2011, Ref. RB(c)	5.00%	10/01/2031	2,565	2,994,689
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(b)(d)	5.35%	05/01/2018	3,250	3,538,795
Reunion East Community Development District;
Series 2005, Special Assessment RB(i)	5.80%	05/01/2036	235	2
Series 2015-2, Special Assessment RB	6.60%	05/01/2036	310	312,880
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(f)	5.25%	10/01/2027	400	417,532
Series 2007 A, Special Obligation RB(f)	5.75%	10/01/2022	500	524,185
Seven Oaks Community Development District II; Series 2004 A, Special Assessment RB	5.88%	05/01/2035	745	720,981
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/2035	773	540,969
Sumter (County of) Industrial Development Authority (Central Florida Health Alliance); Series 2014 A, Hospital RB	5.25%	07/01/2044	1,000	1,125,950
				59,943,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–2.22%
Atlanta (City of) (Beltline);
Series 2009 B, Tax Allocation RB	6.75%	01/01/2020	$375	$432,938
Series 2009 B, Tax Allocation RB	6.75%	01/01/2020	205	236,673
Series 2009 B, Tax Allocation RB	7.38%	01/01/2031	205	234,825
Atlanta (City of);
Series 2009 A, Water & Wastewater RB(d)(e)	6.00%	11/01/2019	1,200	1,425,912
Series 2009 A, Water & Wastewater RB(d)(e)	6.00%	11/01/2019	1,300	1,544,738
Series 2009 A, Water & Wastewater RB(d)(e)	6.00%	11/01/2019	1,200	1,425,912
Series 2015, Ref. Water & Wastewater RB(c)	5.00%	11/01/2040	8,290	9,624,938
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	6.00%	09/01/2030	1,000	1,110,630
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/2042	1,150	1,300,500
				17,337,066

Guam–0.83%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/2024	350	389,564
Series 2009 A, Limited Obligation RB	5.63%	12/01/2029	1,850	2,056,164
Guam (Territory of) Power Authority; Series 2010 A, RB	5.50%	10/01/2040	835	921,589
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,400	1,547,812
Guam (Territory of);
Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	780	855,442
Series 2011 A, Business Privilege Tax RB	5.25%	01/01/2036	625	696,238
				6,466,809

Hawaii–1.06%
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group);
Series 2010 B, Special Purpose RB	5.75%	07/01/2040	1,000	1,129,950
Series 2013 A, Ref. Special Purpose RB	5.50%	07/01/2043	2,500	2,933,125
Hawaii (State of);
Series 2010 A, Airport System RB	5.00%	07/01/2039	2,050	2,300,264
Series 2015 A, Airport System RB(g)	5.00%	07/01/2045	1,695	1,891,688
				8,255,027

Idaho–0.50%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2008 A, RB	6.50%	11/01/2023	750	855,698
Series 2008 A, RB	6.75%	11/01/2037	1,000	1,130,790
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/2027	660	680,823
Regents of the University of Idaho; Series 2011, Ref. General RB(d)	5.25%	04/01/2021	1,060	1,244,959
				3,912,270

Illinois–17.62%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/2023	1,000	1,018,100
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/2024	1,830	1,833,148
Bourbonnais (Village of) (Olivet Nazarene University);
Series 2010, Industrial Project RB	5.50%	11/01/2040	725	784,689
Series 2013, Industrial Project RB	5.50%	11/01/2042	825	900,372
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/2026	630	442,452
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(g)	5.50%	01/01/2031	2,650	3,058,524
Series 2014 A, Ref. Second Lien RB(g)	5.00%	01/01/2041	1,250	1,363,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) (O’Hare International Airport);
Series 2008 A, Third Lien General Airport RB (INS–AGM)(b)(c)	5.00%	01/01/2033	$4,000	$4,246,880
Series 2012 B, Ref. Passenger Facility Charge RB(g)	5.00%	01/01/2030	4,500	5,027,130
Series 2013, Sr. Lien Customer Facility Charge RB	5.75%	01/01/2038	2,450	2,798,561
Series 2015 C, RB(g)	5.00%	01/01/2046	850	931,948
Series 2015 D, RB	5.00%	01/01/2046	595	676,372
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(c)	5.25%	12/01/2036	3,795	4,167,327
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	3,735	4,133,375
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2037	680	683,250
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2040	425	425,259
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	340	339,973
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(b)(c)	5.25%	01/01/2025	3,100	3,243,034
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	410	441,558
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/2021	610	656,952
Series 2011 A, Sales Tax RB	5.25%	01/01/2038	1,905	2,032,902
Series 2012, Second Lien Wastewater Transmission RB	5.00%	01/01/2042	3,350	3,560,380
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	1,290	1,364,085
Series 2014, Ref. Motor Fuel Tax RB (INS–AGM)(b)	5.00%	01/01/2032	1,175	1,276,391
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	875	939,864
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2033	3,395	3,430,240
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(f)(i)	5.50%	03/01/2017	982	196,312
Deerfield (Village of); Series 2011, Ref. RB	6.00%	10/01/2042	429	438,026
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/2034	625	546,275
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2012 A, RB	5.00%	03/01/2034	1,000	1,128,500
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2042	1,430	1,570,612
Illinois (State of) Finance Authority (Kish Health System Obligated Group); Series 2008, Ref. Hospital RB(d)(e)	5.50%	10/01/2018	1,125	1,262,520
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/2042	1,000	1,080,430
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(c)	5.38%	08/15/2024	2,200	2,478,564
Series 2009 A, RB(c)	5.75%	08/15/2030	1,400	1,621,004
Illinois (State of) Finance Authority (OSF Healthcare System);
Series 2007 A, RB(d)(e)	5.75%	11/15/2017	3,500	3,801,350
Series 2015 A, Ref. RB	5.00%	11/15/2045	2,375	2,658,765
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/2016	1,535	1,181,950
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/2035	1,250	1,444,888
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	1,000	1,017,820
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(d)(e)	7.25%	11/01/2018	1,905	2,233,708
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	2,490	2,831,155
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB(d)(e)	5.50%	08/01/2017	3,500	3,744,475
Illinois (State of) Finance Authority (Swedish Covenant Hospital); Series 2010 A, Ref. RB	6.00%	08/15/2038	1,675	1,869,618
Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB(d)(e)	6.00%	05/15/2016	1,000	1,011,610
Series 2005 A, RB(d)(e)	6.00%	05/15/2016	1,350	1,365,673
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2011 C, RB(c)	5.50%	08/15/2041	2,370	2,663,288
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(c)	5.25%	10/01/2052	3,630	4,053,185
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010 A, RB	5.50%	06/15/2050	2,265	2,407,808
Series 2012 B, RB(c)	5.00%	12/15/2028	1,700	1,846,200
Series 2015 A, RB	5.50%	06/15/2053	2,200	2,429,328
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS–AGM)(b)(h)	0.00%	12/15/2029	2,750	1,602,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS–AGM)(b)	5.25%	06/15/2031	$1,205	$1,360,240
Series 2014, Ref. RB (INS–AGM)(b)	5.25%	06/15/2032	1,100	1,234,123
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(c)	5.00%	01/01/2038	3,875	4,330,506
Series 2015 A, RB(c)	5.00%	01/01/2040	11,210	12,846,885
Illinois (State of);
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	1,225	1,292,081
Series 2013, Unlimited Tax GO Bonds	5.50%	07/01/2038	2,450	2,781,558
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2035	1,570	1,662,724
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2036	1,210	1,278,873
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	1,250	1,348,988
Peoria (County of); Series 2011, Unlimited Tax GO Bonds(c)	5.00%	12/15/2041	3,075	3,477,610
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/2023	3,800	4,485,596
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(i)	6.25%	03/01/2035	958	521,200
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/2036	800	816,272
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(g)	7.00%	12/01/2042	485	505,860
Will County Community School District No. 161 (Summit Hill);
Series 1999, Unlimited Tax CAB GO Bonds(e)(h)	0.00%	01/01/2019	425	413,075
Series 1999, Unlimited Tax CAB GO Bonds (INS–NATL)(b)(h)	0.00%	01/01/2019	990	924,264
				137,541,214

Indiana–4.40%
Indiana (State of) Finance Authority (Ascension Health Senior Credit); Series 2006 B-6, RB(c)	5.00%	11/15/2036	5,600	5,769,232
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.25%	10/01/2031	2,320	2,728,529
Indiana (State of) Finance Authority (Deaconess Hospital Obligated Group); Series 2009 A, Hospital RB(d)(e)	6.75%	03/01/2019	1,440	1,693,714
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(g)	5.00%	09/01/2046	1,495	1,633,437
Series 2014, RB(g)	5.25%	09/01/2034	870	994,227
Series 2014, RB(g)	5.25%	09/01/2040	2,520	2,830,162
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013, Private Activity RB(g)	5.00%	07/01/2040	3,850	4,192,149
Series 2013 A, Private Activity RB(g)	5.00%	07/01/2035	500	551,210
Series 2013 A, Private Activity RB(g)	5.00%	07/01/2048	575	619,563
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2032	610	651,047
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	2,670	2,801,257
Indiana (State of) Municipal Power Agency; Series 2013 A, Power Supply System RB	5.25%	01/01/2033	1,250	1,461,787
Indianapolis Local Public Improvement Bond Bank;
Series 2011 K, RB	5.00%	06/01/2027	2,000	2,308,760
Series 2013 F, RB(c)	5.00%	02/01/2030	3,240	3,749,458
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(g)	6.75%	01/01/2034	1,500	1,836,210
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(f)	5.75%	09/01/2042	500	517,030
				34,337,772

Iowa–0.42%
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/2042	1,400	1,405,796
Iowa (State of) Tobacco Settlement Authority; Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	650	649,942
Pottawattamie (County of) (Christian Homes Inc.); Series 2007 E, Ref. RB	5.75%	05/15/2026	1,200	1,226,652
				3,282,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–0.90%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB(c)	5.75%	11/15/2038	$3,500	$4,021,220
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.75%	07/01/2038	1,575	1,851,539
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/2044	1,000	1,131,520
				7,004,279

Kentucky–2.71%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS–AGC)(b)	5.75%	12/01/2028	1,500	1,621,485
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2040	1,335	1,475,949
Series 2015 A, Sr. RB	5.00%	01/01/2045	1,415	1,556,146
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB	6.00%	06/01/2030	1,500	1,720,755
Series 2010 A, Hospital RB	6.38%	06/01/2040	1,225	1,408,762
Series 2010 A, Hospital RB	6.50%	03/01/2045	3,100	3,575,137
Kentucky (State of) Property & Building Commission (No. 93);
Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/2024	1,610	1,809,656
Series 2009, Ref. RB (INS–AGC)(b)	5.25%	02/01/2025	1,815	2,037,846
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, First Tier Toll RB	5.75%	07/01/2049	1,000	1,136,840
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.);
Series 2006, Health System RB	5.25%	10/01/2036	3,545	3,607,002
Series 2013 A, Health System RB	5.50%	10/01/2033	1,000	1,176,310
				21,125,888

Louisiana–2.05%
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/2030	1,150	1,173,621
Louisiana (State of) Public Facilities Authority (Louisiana Pellets Inc.); Series 2015 A, Waste Disposal Facilities RB(g)	8.00%	07/01/2039	2,035	1,225,619
Louisiana Citizens Property Insurance Corp.; Series 2009 C-2, Assessment RB (INS–AGC)(b)	6.75%	06/01/2026	2,000	2,257,760
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/1998; Cost $2,241,585)(f)	5.75%	10/30/2018	2,242	2,257,119
New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/2044	755	848,794
Series 2014, Ref. Water System RB	5.00%	12/01/2044	500	559,715
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/2037	2,450	2,360,722
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2031	860	964,791
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2032	1,635	1,856,052
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2033	1,375	1,535,435
Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	860	966,176
				16,005,804

Maryland–0.68%
Maryland (State of) Health & Higher Educational Facilities Authority (Mercy Medical Center); Series 2007 A, RB(d)(e)	5.50%	07/01/2017	1,400	1,492,988
Maryland (State of) Health & Higher Educational Facilities Authority (Peninsula Regional Medical Center); Series 2015, Ref. RB	5.00%	07/01/2045	1,580	1,779,870
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/2035	1,080	1,181,045
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/2025	765	831,302
				5,285,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–7.09%
Berkshire Wind Power Cooperative Corp.; Series 2010 1, RB	5.25%	07/01/2030	$350	$392,924
Boston (City of) Water & Sewer Commission; Series 2009 A, Ref. General RB(d)(e)	5.00%	05/01/2019	1,000	1,134,160
Massachusetts (State of) Bay Transportation Authority; Series 2007 A-2, Sr. Sales Tax CAB RB(h)	0.00%	07/01/2021	715	590,626
Massachusetts (State of) Department of Transportation (Contract Assistance); Series 2010 B, Metropolitan Highway Systems RB	5.00%	01/01/2035	4,020	4,559,002
Massachusetts (State of) Department of Transportation; Series 1997 C, Sr. Turnpike Metropolitan Highway System CAB RB (INS–NATL)(b)(h)	0.00%	01/01/2022	1,550	1,412,685
Massachusetts (State of) Development Finance Agency (Berklee College of Music); Series 2007 A, RB	5.00%	10/01/2032	2,150	2,283,880
Massachusetts (State of) Development Finance Agency (Boston College); Series 2008, RB	5.50%	06/01/2026	400	514,752
Massachusetts (State of) Development Finance Agency (Broad Institute); Series 2011 A, RB	5.25%	04/01/2037	500	581,470
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligation); Series 2004, RB (INS–AGC)(b)	5.13%	11/15/2035	500	563,440
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS–NATL)(b)	5.38%	02/01/2028	500	551,445
Massachusetts (State of) Development Finance Agency (Carleton-Willard Village); Series 2010, RB	5.63%	12/01/2030	700	788,368
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2010 A, RB	5.00%	01/01/2040	250	265,568
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/2024	250	250,358
Series 2005, RB	5.50%	01/01/2035	450	450,477
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2008 B, RB(c)	5.00%	10/01/2038	8,000	8,531,040
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(b)	5.25%	07/01/2033	300	342,015
Massachusetts (State of) Development Finance Agency (Lowell General Hospital); Series 2010 C, RB	5.13%	07/01/2035	500	552,875
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(c)	5.50%	07/01/2032	2,500	3,498,800
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/2042	500	532,960
Massachusetts (State of) Development Finance Agency (Mount Holyoke College); Series 2011 B, RB	5.00%	07/01/2041	500	551,830
Massachusetts (State of) Development Finance Agency (Northeastern University); Series 2009 Y-2, Ref. RB	5.50%	10/01/2024	750	868,462
Massachusetts (State of) Development Finance Agency (Partners Healthcare);
Series 2007, RB(d)(e)	5.00%	07/01/2017	140	148,386
Series 2007, RB(d)(e)	5.00%	07/01/2017	175	185,532
Series 2007, RB	5.00%	07/01/2047	285	299,358
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB(d)(e)	8.00%	10/15/2019	250	315,200
Massachusetts (State of) Development Finance Agency (Springfield College); Series 2010, RB	5.63%	10/15/2040	500	550,710
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2010, RB	5.13%	07/01/2040	500	532,835
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/2036	500	589,890
Series 2011 I, RB	7.25%	01/01/2032	825	999,380
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/2031	500	565,040
Massachusetts (State of) Educational Financing Authority; Series 2011 J, RB(g)	5.63%	07/01/2028	255	286,314
Massachusetts (State of) Port Authority (Conrac); Series 2011 A, RB	5.13%	07/01/2041	250	275,110
Massachusetts (State of) School Building Authority (Partners Healthcare); Series 2012 L, RB	5.00%	07/01/2041	3,425	3,912,891
Massachusetts (State of) School Building Authority; Series 2007 A, Dedicated Sales Tax RB (INS–AMBAC)(b)(c)	4.50%	08/15/2035	4,670	4,871,277
Massachusetts (State of) Water Resources Authority;
Series 2007 B, Ref. General RB (INS–AGM)(b)	5.25%	08/01/2031	500	668,205
Series 2011 B, General RB	5.00%	08/01/2028	200	239,606
Series 2011 C, Ref. General RB(c)	5.00%	08/01/2030	3,500	4,102,245
Series 2011 C, Ref. General RB(c)	5.00%	08/01/2031	2,000	2,344,140
Massachusetts (State of);
Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(b)	5.50%	08/01/2030	1,500	2,003,205
Series 2005, Ref. Special Obligation Dedicated Tax RB (INS–NATL)(b)	5.50%	01/01/2023	1,000	1,245,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Westford (Town of); Series 2003, Limited Tax GO Bonds (INS–AMBAC)(b)	5.25%	06/01/2019	$1,975	$1,983,690
				55,335,951

Michigan–1.34%
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Local Government Loan Program RB	5.00%	07/01/2044	1,245	1,349,555
Series 2014 C-3, Ref. Local Government Loan Program RB (INS–AGM)(b)	5.00%	07/01/2032	2,500	2,870,350
Series 2014 C-6, Ref. Local Government Loan Program RB	5.00%	07/01/2033	625	711,156
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	625	726,606
Michigan (State of) Finance Authority (MidMichigan Health Credit Group); Series 2014, Ref. Hospital RB	5.00%	06/01/2039	2,275	2,546,271
Saginaw (City of) Hospital Finance Authority (Covenant Medical Center, Inc.); Series 2010 H, Ref. RB	5.00%	07/01/2030	2,000	2,219,100
				10,423,038

Minnesota–0.70%
Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB(d)(e)	6.38%	11/15/2018	1,850	2,127,241
Series 2008 A, Health Care System RB(d)(e)	6.63%	11/15/2018	1,200	1,387,872
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB(d)(e)	5.25%	11/15/2016	1,850	1,914,584
				5,429,697

Missouri–1.24%
Cass (County of); Series 2007, Hospital RB	5.63%	05/01/2038	1,300	1,311,336
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2027	750	874,282
Series 2011 A, Ref. RB	5.50%	09/01/2028	1,515	1,746,007
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/2018	290	298,993
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services); Series 2010, Senior Living Facilities RB	5.50%	02/01/2042	1,000	1,082,780
Missouri (State of) Health & Educational Facilities Authority (St. Louis College of Pharmacy); Series 2013, RB	5.25%	05/01/2033	1,175	1,309,103
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/2027	625	628,963
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB(d)(e)	6.38%	12/01/2017	675	743,107
Series 2007 A, Senior Living Facilities RB(d)(e)	6.38%	12/01/2017	1,500	1,651,350
				9,645,921

Nebraska–1.52%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB	5.00%	09/01/2032	3,500	3,898,020
Series 2012, Gas RB	5.25%	09/01/2037	2,485	2,763,693
Douglas (County of) Hospital Authority No. 2 (Madonna Rehabilitation Hospital); Series 2014, RB	5.00%	05/15/2044	1,000	1,095,360
Omaha (City of) Public Power District; Series 2011 B, RB(c)	5.00%	02/01/2036	3,690	4,098,409
				11,855,482

Nevada–1.13%
Nevada (State of);
Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds(c)(d)(e)	5.00%	06/01/2018	2,860	3,137,191
Series 2008 C, Capital Improvement & Cultural Affairs Limited Tax GO Bonds(c)(d)(e)	5.00%	06/01/2018	2,220	2,435,162
Reno (City of) (Renown Regional Medical Center); Series 2007 A, Hospital RB(d)(e)	5.25%	06/01/2017	3,100	3,282,218
				8,854,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–16.32%
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/2038	$750	$783,780
Colts Neck (Township of) Board of Education; Series 2002, Unlimited Tax GO Bonds (INS-AGM)(b)	5.00%	02/01/2021	1,000	1,112,880
East Orange (City of) Board of Education;
Series 1998, CAB COP (INS–AGM)(b)(h)	0.00%	08/01/2019	1,845	1,749,743
Series 1998, CAB COP (INS–AGM)(b)(h)	0.00%	02/01/2025	1,845	1,452,347
Series 1998, CAB COP (INS–AGM)(b)(h)	0.00%	02/01/2028	2,850	1,925,203
Essex (County of) Improvement Authority (Newark); Series 2010 A, RB	6.25%	11/01/2030	1,000	1,126,860
Essex (County of) Improvement Authority; Series 2004, Ref. Project Consolidation RB (INS–NATL)(b)	5.50%	10/01/2028	1,000	1,329,290
Essex (County of) Utilities Authority; Series 2009, Ref. Solid Waste RB (INS–AGC)(b)	5.00%	04/01/2021	775	860,847
Garden State Preservation Trust;
Series 2003 B, Open Space & Farmland Preservation CAB RB (INS–AGM)(b)(h)	0.00%	11/01/2025	2,000	1,557,060
Series 2005 A, Open Space & Farmland Preservation RB (INS–AGM)(b)	5.75%	11/01/2028	1,000	1,250,420
Hudson (County of) Improvement Authority; Series 2010 A, Ref. Solid Waste System RB	6.00%	01/01/2040	1,000	1,137,140
Middlesex (County of) Improvement Authority (Administration Building Residential Rental Housing); Series 2001, RB (CEP–FNMA)(g)	5.35%	07/01/2034	1,000	1,013,210
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2010 B, Ref. Water Facilities RB(g)	5.60%	11/01/2034	1,000	1,128,250
New Jersey (State of) Economic Development Authority (Cranes Mill); Series 2008, First Mortgage RB	6.00%	07/01/2038	1,000	1,041,330
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill);
Series 2002, Ref. Special Assessment RB	5.75%	10/01/2021	1,500	1,628,835
Series 2002, Ref. Special Assessment RB	5.75%	04/01/2031	1,000	1,166,880
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.);
Series 2007, RB	5.13%	06/15/2027	525	540,524
Series 2007, RB	5.13%	06/15/2037	700	715,043
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC–Montclair State University Student Housing); Series 2010 A, RB	5.88%	06/01/2042	2,650	2,948,178
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility);
Series 2006, Ref. Retirement Community RB(d)(e)	5.25%	11/15/2016	500	517,075
Series 2006, Ref. Retirement Community RB(d)(e)	5.25%	11/15/2016	500	517,075
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(g)	5.13%	01/01/2034	1,250	1,399,963
Series 2013, Private Activity RB(g)	5.38%	01/01/2043	1,000	1,115,180
New Jersey (State of) Economic Development Authority;
Series 1992, RB (INS–NATL)(b)	5.90%	03/15/2021	28,975	31,687,639
Series 2004 A, Motor Vehicle RB (INS–BHAC)(b)(c)	5.25%	07/01/2026	7,000	9,032,100
Series 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(b)	5.50%	09/01/2026	1,500	1,757,010
Series 2009, School Facilities Construction RB(d)(e)	5.50%	12/15/2018	645	730,669
Series 2009, School Facilities Construction RB (INS–AGC)(b)	5.50%	12/15/2034	355	390,365
Series 2012, Ref. RB	5.00%	06/15/2029	1,000	1,066,670
New Jersey (State of) Educational Facilities Authority (Institute of Technology); Series 2010 H, RB	5.00%	07/01/2031	500	564,255
New Jersey (State of) Educational Facilities Authority (Kean University); Series 2009 A, Ref. RB	5.50%	09/01/2036	500	563,665
New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.); Series 2011, RB	6.00%	07/01/2041	750	897,180
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health); Series 2011 A, Ref. RB	5.63%	07/01/2032	1,000	1,175,740
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack University Medical Center); Series 2008, RB (INS–AGC)(b)	5.13%	01/01/2027	1,000	1,065,860
New Jersey (State of) Health Care Facilities Financing Authority (Holy Name Medical Center); Series 2010, Ref. RB	5.00%	07/01/2025	500	540,175
New Jersey (State of) Health Care Facilities Financing Authority (Jersey Hospital);
Series 2006, RB(d)(e)	5.00%	07/01/2016	50	50,781
Series 2006, RB	5.00%	07/01/2046	1,950	1,967,043

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System); Series 2007, RB (INS–AGC)(b)	5.00%	07/01/2038	$1,900	$2,033,171
New Jersey (State of) Health Care Facilities Financing Authority (Robert Wood Johnson University Hospital); Series 2010, Ref. RB	5.00%	07/01/2031	550	610,236
New Jersey (State of) Health Care Facilities Financing Authority (South Jersey Hospital); Series 2006, RB	5.00%	07/01/2036	2,000	2,020,220
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.); Series 2004 A, Ref. RB(e)	5.25%	07/01/2023	1,000	1,260,470
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/2038	1,000	1,100,780
New Jersey (State of) Health Care Facilities Financing Authority (The General Hospital Center at Passaic, Inc.); Series 1994, RB(e)	6.75%	07/01/2019	3,505	3,873,796
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2009 A, Student Loan RB	5.63%	06/01/2030	1,500	1,660,545
Series 2010 1-A, Ref. Student Loan RB(c)	5.00%	12/01/2025	3,610	3,805,229
Series 2010 1-A, Ref. Student Loan RB(c)	5.00%	12/01/2026	2,265	2,382,554
New Jersey (State of) Transportation Trust Fund Authority;
Series 1999 A, Transportation System RB	5.75%	06/15/2018	1,000	1,089,480
Series 2009 A, Transportation System CAB RB(h)	0.00%	12/15/2039	6,000	1,774,920
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2030	1,600	792,576
Series 2010 A, Transportation System CAB RB(h)	0.00%	12/15/2031	3,000	1,406,280
New Jersey (State of) Turnpike Authority;
Series 2005 A, Ref. RB (INS–AGM)(b)	5.25%	01/01/2027	705	895,738
Series 2009 E, RB	5.25%	01/01/2040	1,000	1,100,010
Series 2013 A, RB	5.00%	01/01/2038	1,900	2,157,716
New Jersey Institute of Technology; Series 2012 A, RB	5.00%	07/01/2042	500	557,315
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009 A, City-Secured Police Facility RB (INS–AGC)(b)	6.75%	12/01/2038	600	705,090
Passaic (County of) Improvement Authority (200 Hospital Plaza Corp.); Series 2010, RB	5.00%	05/01/2042	500	561,455
Rahway Valley Sewerage Authority; Series 2005 A, Sewer CAB RB (INS–NATL)(b)(h)	0.00%	09/01/2032	5,000	2,929,650
Salem (County of) Improvement Authority (Finlaw Street Office Building); Series 2007, RB (INS–AGM)(b)	5.25%	08/15/2032	1,300	1,369,680
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	5,580	5,582,399
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	1,045	896,004
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2029	4,015	3,845,687
Series 2007 1A, Asset-Backed RB	5.00%	06/01/2041	4,025	3,476,473
				127,393,739

New Mexico–0.64%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(d)	5.20%	06/01/2020	1,000	1,109,390
Series 2010 C, Ref. PCR	5.90%	06/01/2040	2,100	2,318,946
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(c)	6.38%	08/01/2032	1,350	1,531,575
				4,959,911

New York–14.33%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	6.25%	07/15/2040	1,370	1,584,227
Series 2009, RB	6.38%	07/15/2043	570	661,337
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	3,030	2,961,431
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/2028	1,000	1,156,080
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/2030	1,500	1,722,405
Series 2010 D, RB	5.25%	11/15/2026	2,500	2,980,900
Series 2013 A, RB	5.00%	11/15/2038	1,850	2,123,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 2010, Special Obligation RB	6.00%	12/01/2042	$710	$836,430
Series 2010 8, Special Obligation RB	6.00%	12/01/2036	2,050	2,425,252
New York & New Jersey (States of) Port Authority;
Eighty-Fifth Series 1993, Consolidated RB (INS–NATL)(b)	5.38%	03/01/2028	2,000	2,509,440
One Hundred Fifty-Second Series 2008, Consolidated RB(c)(g)	5.00%	11/01/2028	3,700	3,983,420
One Hundred Forty-Fourth Series 2006, Consolidated RB(c)	5.00%	10/01/2035	14,900	15,314,370
New York (City of) Municipal Water Finance Authority;
Series 2008 AA, Water & Sewer System RB(c)(d)(e)	5.00%	06/15/2018	2,500	2,752,650
Series 2012 FF, Water & Sewer System RB(c)	5.00%	06/15/2045	6,915	7,933,165
Series 2013 DD, Water & Sewer System RB	5.00%	06/15/2035	3,200	3,767,648
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/2039	3,400	3,775,326
Series 2013, Sub. Future Tax Sec. RB(c)	5.00%	11/01/2038	5,010	5,883,143
Subseries 2011 D-1, Future Tax Sec. RB(c)	5.00%	11/01/2033	4,845	5,718,844
Subseries 2013 I, Future Tax Sec. RB	5.00%	05/01/2038	5,000	5,819,500
New York (City of); Subseries 2008 I-1, Unlimited Tax GO Bonds(c)	5.00%	02/01/2026	4,775	5,152,273
New York (State of) Dormitory Authority (General Purpose);
Series 2011 A, State Personal Income Tax RB(c)	5.00%	03/15/2030	2,220	2,568,518
Series 2013 A, State Personal Income Tax RB	5.00%	02/15/2037	1,750	2,035,197
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2009 C, RB (INS–AGC)(b)	5.00%	10/01/2023	3,000	3,376,980
New York (State of) Dormitory Authority;
Series 1995 A, City University System Consolidated RB	5.63%	07/01/2016	2,475	2,517,793
Series 2014 C, Personal Income Tax RB(c)	5.00%	03/15/2040	5,510	6,364,766
New York (State of) Thruway Authority (Transportation);
Series 2009 A, Personal Income Tax RB(c)	5.00%	03/15/2026	1,800	2,012,598
Series 2009 A, Personal Income Tax RB(c)	5.00%	03/15/2027	2,000	2,233,660
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB(c)	5.00%	12/15/2031	1,905	2,304,821
New York City Housing Development Corp.; Series 2007 E-1, MFH RB(g)	5.35%	11/01/2037	1,600	1,640,640
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(f)	5.00%	11/15/2044	5,315	5,670,148
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/2043	1,870	2,075,326
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/2006; Cost $848,563)(f)(i)	6.13%	02/15/2019	1,000	10
				111,861,432

North Carolina–2.40%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015, Ref. RB	5.00%	10/01/2055	7,345	8,534,449
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB(g)	5.00%	06/30/2054	1,225	1,295,609
North Carolina (State of) Eastern Municipal Power Agency; Series 2009 B, Power System RB(d)(e)	5.00%	01/01/2019	4,300	4,818,150
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/2037	800	823,056
North Carolina (State of) Turnpike Authority; Series 2011, Monroe Connector System State Appropriation RB(c)	5.00%	07/01/2036	2,870	3,303,083
				18,774,347

North Dakota–0.14%
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/2040	1,000	1,062,280

Ohio–18.82%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/2020	250	202,795
Akron (City of) (Community Learning Centers); Series 2012, Ref. Income Tax RB	5.00%	12/01/2033	1,270	1,488,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/2032	$1,190	$1,339,333
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/2037	2,470	2,786,654
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/2020	1,000	1,149,030
American Municipal Power, Inc. (Prairie State Energy Campus);
Series 2008, RB (INS–AGC)(b)	5.25%	02/15/2019	185	200,570
Series 2008, Ref. RB(d)(e)	5.25%	02/15/2018	2,815	3,069,082
American Municipal Power, Inc.; Series 2015 A, Ref. RB	5.00%	02/15/2042	1,075	1,205,215
Bowling Green (City of) (CFP I LLC — Bowling Green State University); Series 2010, Student Housing RB	5.75%	06/01/2031	1,000	1,089,990
Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	7,910	7,127,464
Butler (County of) (Kettering Health Network Obligated Group); Series 2011, Hospital Facilities RB	6.38%	04/01/2036	375	439,035
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion); Series 2007 A, Health Care RB	6.00%	11/01/2038	700	725,949
Cincinnati (City of); Series 2011 A, Ref. Water System RB(c)	5.00%	12/01/2036	5,000	5,859,750
Cleveland (City of); Series 2005, Ref. Limited Tax GO Bonds (INS–AGM)(b)	5.50%	10/01/2019	2,825	3,268,214
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(f)	6.50%	01/01/2034	1,100	1,190,266
Columbus City School District;
Series 2009, School Facility Construction & Improvement Unlimited Tax GO Bonds(d)(e)	5.00%	06/01/2019	1,000	1,133,310
Series 2009, School Facility Construction & Improvement Unlimited Tax GO Bonds(d)(e)	5.00%	06/01/2019	1,000	1,133,310
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/2027	795	810,288
Cuyahoga (County of) (Medical Mart/Convention Center); Series 2010 F, Economic Development RB	5.00%	12/01/2027	500	575,200
Finneytown Local School District; Series 1997, School Improvement Unlimited Tax GO Bonds (INS–NATL)(b)	6.20%	12/01/2017	230	244,166
Franklin (County of) (Ohio Presbyterian Retirement Services); Series 2010 A, Health Care Facilities Improvement RB	5.63%	07/01/2026	1,000	1,098,960
Franklin (County of) (OhioHealth Corp.);
Series 2011 A, Hospital Facilities RB(c)	5.00%	11/15/2036	930	1,049,291
Series 2011 A, Hospital Facilities RB	5.00%	11/15/2036	750	846,203
Series 2011 A, Hospital Facilities RB(c)	5.00%	11/15/2041	1,500	1,672,155
Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/2037	1,250	1,267,850
Hamilton (County of) (Stratford Heights-University of Cincinnati); Series 2010, Ref. Student Housing RB (INS–AGM)(b)	5.00%	06/01/2030	1,000	1,131,820
Hamilton (County of);
Series 2000 B, Sales Tax CAB RB (INS–AMBAC)(b)(h)	0.00%	12/01/2023	2,000	1,658,860
Series 2011 A, Ref. Sales Tax RB	5.00%	12/01/2032	1,000	1,121,800
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/2034	1,300	1,537,575
Kent State University; Series 2009 B, General Receipts RB (INS–AGC)(b)	5.00%	05/01/2028	1,000	1,114,280
Lakewood City School District; Series 2007, Ref. School Improvement Unlimited Tax GO Bonds (INS–AGM)(b)(c)	4.50%	12/01/2031	8,000	8,244,960
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(b)	5.00%	04/01/2024	1,475	1,591,923
Series 2006 H, Hospital Facilities RB (INS–AGC)(b)(c)	5.00%	02/01/2024	5,840	6,305,682
Lucas (County of) (Lutheran Homes); Series 2010 A, Ref. & Improvement Health Care Facilities RB(d)(e)	7.00%	11/01/2020	1,000	1,273,090
Lucas (County of) (Promedica Healthcare);
Series 2011 A, Hospital RB	5.75%	11/15/2031	1,000	1,205,000
Series 2011 A, Hospital RB	6.00%	11/15/2041	1,000	1,202,260
Medina City School District (School Facilities); Series 2008, COP(d)(e)	5.25%	06/01/2018	1,000	1,102,740
Miami (County of) (Upper Valley Medical Center); Series 2006, Ref. & Improvement Hospital Facility RB	5.25%	05/15/2026	700	705,950
Miami University; Series 2011, Ref. General Receipts RB(c)	5.00%	09/01/2031	5,050	5,873,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Montgomery (County of) (Catholic Health Initiatives); Series 2006 C-1, RB(c)(d)(e)	5.00%	04/28/2018	$9,125	$9,600,321
Montgomery (County of) (Kettering Medical Center); Series 1996, Ref. & Improvement Hospital RB (INS–NATL)(b)	6.25%	04/01/2020	2,270	2,503,242
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/2030	1,000	1,113,240
Norwood (City of) (Cornerstone at Norwood); Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/2031	1,340	1,385,171
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B, Hospital RB(c)	5.13%	01/01/2028	4,000	4,471,400
Series 2009 B, Hospital RB(c)	5.50%	01/01/2034	1,000	1,128,330
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (INS–AGM)(b)(g)	5.00%	12/31/2039	805	900,425
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(d)	5.80%	12/01/2019	1,500	1,692,000
Ohio (State of) Air Quality Development Authority (Dayton Power); Series 2006, RB (INS–BHAC)(b)(c)(g)	4.80%	09/01/2036	15,500	15,614,080
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009 A, RB	5.70%	08/01/2020	625	700,988
Series 2009 C, Ref. PCR	5.63%	06/01/2018	3,450	3,697,434
Ohio (State of) Higher Educational Facility Commission (Hospital University); Series 2007, RB (INS–BHAC)(b)(c)	4.75%	01/15/2046	10,000	10,302,400
Ohio (State of) Higher Educational Facility Commission (Summa Health System);
Series 2010, Hospital Facilities RB	5.75%	11/15/2035	1,585	1,747,890
Series 2010, Hospital Facilities RB	5.75%	11/15/2040	600	659,922
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2011 A, RB	5.38%	12/01/2030	750	868,312
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(g)	5.85%	09/20/2028	760	813,428
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program); Series 1999 A1, Residential Mortgage RB (CEP–GNMA)(g)	5.25%	09/01/2030	80	80,128
Ohio (State of) Municipal Electric Generation Agency (Joint Venture 5); Series 2001, Beneficial Interest Ctfs. (INS–NATL)(b)(h)	0.00%	02/15/2030	1,000	655,790
Ohio (State of) Turnpike Commission; Series 2010 A, Ref. RB	5.00%	02/15/2031	1,000	1,131,850
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.);
Series 2009 A, Ref. PCR(d)	5.88%	06/01/2016	2,375	2,401,172
Series 2010 C, Ref. PCR(d)	4.00%	06/03/2019	2,575	2,693,115
Ohio State University;
Series 2010 D, RB	5.00%	12/01/2030	955	1,248,070
Series 2010 D, RB(e)	5.00%	12/01/2030	45	61,107
Summit (County of) Port Authority (University of Akron Student Housing); Series 2011, Lease RB	5.00%	01/01/2030	500	558,800
Toledo (City of); Series 2010, Ref. Various Purpose Improvement Limited Tax GO Bonds (INS–AGM)(b)	5.00%	12/01/2028	1,000	1,150,400
Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/2035	800	800,896
University of Cincinnati; Series 2010 F, General Receipts RB	5.00%	06/01/2034	750	853,477
University of Toledo; Series 2011 B, General Receipts RB	5.00%	06/01/2029	650	743,347
Vandalia Butler City School District; Series 2009, School Improvement Unlimited Tax GO Bonds(d)(e)	5.00%	06/01/2019	1,000	1,135,730
Wright State University; Series 2011 A, General Receipts RB	5.00%	05/01/2031	1,000	1,112,340
				146,866,135

Pennsylvania–1.66%
Delaware River Port Authority;
Series 2010 D, RB	5.00%	01/01/2035	1,000	1,113,830
Series 2010 D, RB	5.00%	01/01/2040	1,750	1,949,203
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,900	2,088,309
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS–AGC)(b)	5.00%	06/01/2039	1,825	2,012,172
Subseries 2010 B-2, Sub. RB	5.75%	12/01/2028	2,250	2,656,147
Subseries 2010 B-2, Sub. RB	6.00%	12/01/2034	1,400	1,657,138
Subseries 2014 A-2, Sub. Conv. CAB RB(j)	5.13%	12/01/2039	2,000	1,512,420
				12,989,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–1.58%
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/2039	$1,000	$1,085,900
Series 2013 A, Ref. Hospital RB	5.25%	08/01/2030	1,600	1,847,696
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/2032	517	534,535
Series 2012, Ref. Sub. CAB RB(h)	0.00%	11/15/2047	212	22,480
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons);
Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/2026	900	903,654
Series 2006, Ref. First Mortgage Health Facilities RB	5.30%	10/01/2036	1,000	1,002,540
South Carolina (State of) Ports Authority;
Series 2015, RB(g)	5.25%	07/01/2050	1,865	2,087,513
Series 2015, RB(g)	5.25%	07/01/2055	1,350	1,496,556
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2010 B, Ref. RB(c)	5.00%	01/01/2033	3,000	3,387,540
				12,368,414

South Dakota–0.44%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group);
Series 2014 B, RB	5.00%	11/01/2044	1,620	1,826,809
Series 2015, Ref. RB	5.00%	11/01/2045	1,440	1,632,946
				3,459,755

Tennessee–0.85%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/2036	2,225	2,254,726
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, Ref. RB(c)(d)(e)	5.25%	03/01/2018	2,650	2,887,043
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.63%	09/01/2026	1,500	1,520,445
				6,662,214

Texas–14.70%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(g)	4.85%	04/01/2021	1,575	1,581,458
Austin (City of); Series 2012, Ref. Water & Wastewater System RB	5.00%	11/15/2042	1,710	1,977,136
Dallas (City of) (Civic Center Convention Complex);
Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/2018	1,225	1,338,031
Series 2009, Ref. & Improvement RB (INS–AGC)(b)	5.00%	08/15/2019	1,440	1,616,501
Dallas-Fort Worth (Cities of) International Airport;
Series 2012 G, Ref. RB	5.00%	11/01/2035	2,390	2,722,521
Series 2013 A, Joint Improvement RB(g)	5.00%	11/01/2030	1,825	2,089,442
El Paso (County of) Hospital District; Series 2008 A, Limited Tax GO Bonds (INS–AGC)(b)(c)	5.00%	08/15/2037	5,250	5,706,173
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(d)(e)	7.25%	12/01/2018	825	971,957
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/2023	1,000	1,107,990
Houston (City of);
Series 2007 A, Ref. First Lien Combined Utility System RB (INS–AGM)(b)	5.00%	11/15/2036	2,750	2,956,030
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/2031	1,865	2,179,066
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/2033	900	1,047,321
Series 2011 D, First Lien Combined Utility System RB(c)	5.00%	11/15/2036	995	1,154,369
Judson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds(c)(d)(e)	5.00%	02/01/2017	3,320	3,459,672
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB(f)	5.50%	08/15/2045	1,330	1,354,273
Lower Colorado River Authority (LCRA Transmissions Services Corp.); Series 2011 A, Ref. RB	5.00%	05/15/2041	1,400	1,548,316
Lower Colorado River Authority;
Series 2012 A, Ref. RB(d)(e)	5.00%	05/15/2022	5	6,112
Series 2012 A, Ref. RB	5.00%	05/15/2030	2,335	2,697,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2007, RB(d)(e)	5.50%	02/15/2017	$1,100	$1,153,295
Series 2009, Ref. & Improvement RB(d)(e)	6.25%	02/15/2019	1,450	1,680,680
North Texas Tollway Authority;
Series 2008, Ref. First Tier System RB(d)(e)	5.63%	01/01/2018	880	959,297
Series 2008, Ref. First Tier System RB	5.63%	01/01/2028	120	128,920
Series 2008, Ref. First Tier System RB(d)(e)	6.00%	01/01/2018	875	959,831
Series 2008, Ref. First Tier System RB(d)(e)	6.00%	01/01/2018	1,095	1,201,160
Series 2008, Ref. First Tier System RB	6.00%	01/01/2026	125	135,830
Series 2008, Ref. First Tier System RB	6.00%	01/01/2027	155	168,727
Series 2008 F, Ref. Second Tier System RB(d)(e)	5.75%	01/01/2018	2,850	3,113,311
Series 2011 A, Special Projects System RB(c)	5.50%	09/01/2036	2,895	3,459,091
Series 2015 B, Ref. RB(c)(k)	5.00%	01/01/2040	9,860	11,175,028
San Antonio (City of); Series 2013, Jr. Lien Electric & Gas Systems RB	5.00%	02/01/2038	2,795	3,155,052
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/2027	1,000	1,032,580
Series 2007, Retirement Facility RB	5.75%	11/15/2037	550	562,936
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.25%	11/15/2037	5,500	5,755,365
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2007, Retirement Facility RB	5.75%	02/15/2025	450	459,675
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–AGC)(b)	6.25%	07/01/2028	3,300	3,723,654
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(h)	0.00%	08/15/2036	3,475	1,502,208
Series 2015 B, Ref. CAB RB(h)	0.00%	08/15/2037	4,530	1,842,804
Texas (State of) Transportation Commission;
Series 2008, Mobility Fund Unlimited Tax GO Bonds(c)(d)(e)	5.00%	04/01/2018	5,230	5,703,524
Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/2041	4,130	4,530,445
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/2027	2,500	2,827,925
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	5,860	7,150,255
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2027	1,500	1,703,925
Series 2012, Gas Supply RB	5.00%	12/15/2028	1,475	1,665,776
Series 2012, Gas Supply RB	5.00%	12/15/2030	1,500	1,675,380
Series 2012, Gas Supply RB	5.00%	12/15/2031	4,475	4,969,219
Series 2012, Gas Supply RB	5.00%	12/15/2032	1,000	1,108,510
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/2039	1,550	1,831,728
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(g)	7.00%	12/31/2038	1,475	1,854,208
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/2037	1,975	2,027,258
				114,731,310

Utah–0.10%
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/2038	800	821,312

Vermont–0.13%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/2036	1,000	1,008,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–1.03%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note-Diageo);
Series 2009 A, Sub. RB	6.63%	10/01/2029	$725	$810,492
Series 2009 A, Sub. RB	6.75%	10/01/2019	825	916,897
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2009 A, Sub. RB	6.00%	10/01/2039	2,000	2,196,920
Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	1,775	1,977,634
Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	2,000	2,177,400
				8,079,343

Virginia–1.10%
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(g)	5.50%	01/01/2042	2,950	3,277,361
Series 2012, Sr. Lien RB(g)	6.00%	01/01/2037	970	1,125,084
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(g)	5.00%	07/01/2034	3,530	3,832,521
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/2017	318	326,847
				8,561,813

Washington–2.34%
Bellevue (City of) Convention Center Authority (Compound Interest); Series 1994, Ref. CAB RB (INS–NATL)(b)(h)	0.00%	02/01/2024	5,000	4,207,550
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(g)	5.50%	07/01/2026	1,525	1,792,714
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/2028	1,350	1,382,116
Washington (State of) (SR 520 Corridor Program—Toll Revenue); Series 2011 C, Motor Vehicle Fuel Unlimited Tax GO Bonds(c)	5.00%	06/01/2033	1,500	1,742,700
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2011 A, RB(c)	5.00%	02/01/2041	2,325	2,530,158
Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2011 A, RB(d)(e)	6.25%	05/15/2021	1,025	1,291,644
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2012, RB	5.25%	10/01/2046	1,250	1,355,425
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(f)	6.00%	01/01/2027	1,545	1,610,879
Washington (State of) Tobacco Settlement Authority;
Series 2013, Ref. RB	5.25%	06/01/2031	1,100	1,217,601
Series 2013, Ref. RB	5.25%	06/01/2033	1,000	1,146,450
				18,277,237

West Virginia–1.05%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(g)	5.50%	10/15/2037	3,500	3,652,075
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/2020	1,000	1,059,800
Series 2008, RB	6.25%	10/01/2023	1,100	1,163,855
West Virginia (State of) Hospital Finance Authority (West Virginia United Health System Obligated Group);
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/2034	1,060	1,172,805
Series 2009 C, Ref. & Improvement RB	5.50%	06/01/2039	1,020	1,120,093
				8,168,628

Wisconsin–1.38%
Superior (City of) (Superior Water, Light & Power Co.);
Series 2007 A, Ref. Collateralized Utility RB(g)	5.38%	11/01/2021	450	478,530
Series 2007 B, Collateralized Utility RB(g)	5.75%	11/01/2037	410	435,112
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(d)	5.13%	08/15/2016	1,000	1,021,020
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group); Series 2009, RB(d)(e)	6.63%	02/15/2019	1,305	1,528,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(c)(g)	5.30%	09/01/2023	$450	$467,766
Wisconsin (State of) Public Finance Authority (Central District Development); Series 2016, Lease Development RB	5.00%	03/01/2046	4,230	4,796,101
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	875	904,514
Wisconsin (State of); Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/2025	1,010	1,150,693
				10,781,891

Wyoming–0.30%
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(g)	5.60%	12/01/2035	1,000	1,003,710
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/2026	1,200	1,366,932
				2,370,642
TOTAL INVESTMENTS(l)–160.64% (Cost $1,148,867,176)				1,253,840,679
FLOATING RATE NOTE OBLIGATIONS–(28.73)%
Notes with interest and fee rates ranging from 0.53% to 1.07% at 02/29/2016 and contractual maturities of collateral ranging from 06/01/2022 to 10/01/2052 (See Note 1J)(m)				(224,225,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(33.67)%				(262,800,000)
OTHER ASSETS LESS LIABILITIES–1.76%				13,716,001
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$780,531,680

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts
FNMA	– Federal National Mortgage Association
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer

Jr.	– Junior
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $24,431,756, which represented 3.13% of the Trust’s Net Assets.
(g)	Security subject to the alternative minimum tax.
(h)	Zero coupon bond issued at a discount.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 29, 2016 was $717,525, which represented less than 1% of the Trust’s Net Assets.
(j)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $6,575,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2016. At February 29, 2016, the Trust’s investments with a value of $401,398,167 are held by TOB Trusts and serve as collateral for the $224,225,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Trust

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $1,148,867,176)	$1,253,840,679
Receivable for:
Investments sold	4,343,928
Interest	15,414,116
Investment for trustee deferred compensation and retirement plans	3,476
Deferred offering costs	25,198
Total assets	1,273,627,397

Liabilities:
Floating rate note obligations	224,225,000
Variable rate muni term preferred shares ($0.01 par value, 2,628 shares issued with liquidation preference of $100,000 per share)	262,800,000
Payable for:
Investments purchased	2,767,162
Amount due custodian	2,873,169
Dividends	107,764
Accrued interest expenses	210,312
Accrued trustees’ and officers’ fees and benefits	3,551
Accrued other operating expenses	105,283
Trustee deferred compensation and retirement plans	3,476
Total liabilities	493,095,717
Net assets applicable to common shares	$780,531,680

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$741,768,096
Undistributed net investment income	3,716,950
Undistributed net realized gain (loss)	(69,926,869)
Net unrealized appreciation	104,973,503
$780,531,680

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	55,320,227
Net asset value per common share	$14.11
Market value per common share	$13.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Trust

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$57,968,946

Expenses:
Advisory fees	6,910,439
Administrative services fees	181,935
Custodian fees	23,671
Interest, facilities and maintenance fees	4,452,950
Transfer agent fees	74,000
Trustees’ and officers’ fees and benefits	18,187
Other	301,072
Total expenses	11,962,254
Net investment income	46,006,692

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,048,092)
Change in net unrealized appreciation (depreciation) of investment securities	(2,281,301)
Net realized and unrealized gain (loss)	(3,329,393)
Net increase in net assets from operations applicable to common shares	$42,677,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Trust

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$46,006,692	$44,149,138
Net realized gain (loss)	(1,048,092)	1,618,434
Change in net unrealized appreciation (depreciation)	(2,281,301)	45,621,406
Net increase in net assets resulting from operations applicable to common shares	42,677,299	91,388,978
Distributions to shareholders from net investment income	(45,141,305)	(44,850,874)
Net increase (decrease) in net assets applicable to common shares	(2,464,006)	46,538,104

Net assets applicable to common shares:
Beginning of year	782,995,686	736,457,582
End of year (includes undistributed net investment income of $3,716,950 and $2,842,759, respectively)	$780,531,680	$782,995,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Trust

Statement of Cash Flows

For the year ended February 29, 2016

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$42,677,299

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(130,712,741)
Proceeds from sales of short-term investments, net	1,997,181
Proceeds from sales of investments	127,709,240
Amortization of premium and deferred offering costs	3,036,194
Accretion of discount	(2,093,175)
Increase in receivables and other assets	(246,843)
Decrease in accrued expenses and other payables	(69,417)
Net realized loss from investment securities	1,048,092
Net change in unrealized depreciation on investment securities	2,281,301
Net cash provided by operating activities	45,627,131

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(45,148,614)
Decrease in payable for amount due custodian	(1,838,517)
Proceeds from TOB Trusts	19,180,000
Repayments of TOB Trusts	(17,820,000)
Net cash provided by (used in) financing activities	(45,627,131)
Net increase in cash and cash equivalents	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$4,484,649

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Municipal Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide common shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital. Under normal market conditions, the Trust will invest at least 80% of its assets in municipal securities rated investment grade at the time of investment.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

31                         Invesco Municipal Trust

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt dividends”, as defined in the Internal Revenue Code.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.

Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby

32                         Invesco Municipal Trust

collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Trust’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.55% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

33                         Invesco Municipal Trust

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 29, 2016, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 29, 2016, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Trust engaged in securities sales of $2,900,024, which did not result in any realized gain (loss).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 6—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 29, 2016 were $226,071,923 and 0.65%, respectively.

34                         Invesco Municipal Trust

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income — tax-exempt income	$45,141,305	$44,850,874
Ordinary income — tax-exempt VMTP Shares	2,827,256	3,201,642
Total distributions	$47,968,561	$48,052,516

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$2,004,267
Net unrealized appreciation — investments	103,671,754
Temporary book/tax differences	(3,714)
Capital loss carryforward	(66,908,723)
Shares of beneficial interest	741,768,096
Total net assets	$780,531,680

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to TOBs, bond premium amortization and accretion of discount and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$24,257,606	$—	$24,257,606
February 28, 2018	11,175,411	—	11,175,411
February 28, 2019	5,551,039	—	5,551,039
Not subject to expiration	7,026,850	18,897,817	25,924,667
	$48,010,906	$18,897,817	$66,908,723

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2016 was $132,519,815 and $131,447,100, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$111,814,998
Aggregate unrealized (depreciation) of investment securities	(8,143,244)
Net unrealized appreciation of investment securities	$103,671,754

Cost of investments for tax purposes is $1,150,168,925.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward on February 29, 2016, undistributed net investment income was increased by $8,804, undistributed net realized gain (loss) was increased by $43,997,475 and shares of beneficial interest was decreased by $44,006,279. This reclassification had no effect on the net assets of the Trust.

35                         Invesco Municipal Trust

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	2016	2015
Beginning shares	55,320,227	55,320,227
Shares issued through dividend reinvestment	—	—
Ending shares	55,320,227	55,320,227

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11—Variable Rate Muni Term Preferred Shares

On May 17, 2012, the Trust issued 1,787 Series 2015/12-VKQ VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 17, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). In addition, the Trust issued 841 Series 2015/12-VKQ VMTP shares in connection with the reorganization of Invesco Van Kampen Massachusetts Value Municipal Income Trust, Invesco Van Kampen Ohio Quality Municipal Trust and Invesco Van Kampen Trust for Investment Grade New Jersey Municipals into the Trust with a liquidation preference of $100,000 per share. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. On June 5, 2015, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on December 1, 2018, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and were amortized over the original 3 year life of the VMTP Shares. In addition, the Trust incurred costs in connection with the extension of the VMTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). Subsequent rates are determined based upon changes in the SIFMA Index and take into account a ratings spread of 1% to 4% which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 29, 2016 were $262,800,000 and 1.07%, respectively.

The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTP Shares remain unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VMTP Shares at liquidation preference.

The liquidation preference of VMTP Shares, which are considered debt of the Trust for financial reporting purposes, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2016:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2016	$0.068	March 14, 2016	March 31, 2016
April 1, 2016	$0.068	April 13, 2016	April 29, 2016

36                         Invesco Municipal Trust

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year ended February 29, 2016		Years ended February 28,			Year ended February 29, 2012
			2015	2014	2013
Net asset value per common share, beginning of period	$14.15		$13.31	$14.56	$14.23	$12.40
Net investment income(a)	0.83		0.80	0.80	0.81	0.90
Net gains (losses) on securities (both realized and unrealized)	(0.05)		0.85	(1.21)	0.47	1.90
Distributions paid to preferred shareholders from net investment income	N/A		N/A	N/A	(0.00)	(0.01)
Total from investment operations	0.78		1.65	(0.41)	1.28	2.79
Less dividends paid to common shareholders from net investment income	(0.82)		(0.81)	(0.84)	(0.95)	(0.96)
Net asset value per common share, end of period	$14.11		$14.15	$13.31	$14.56	$14.23
Market value per common share, end of period	$13.02		$12.74	$12.21	$14.32	$14.90
Total return at net asset value(b)	6.40%		13.37%	(2.17)%	9.22%	23.37%
Total return at market value(c)	9.06%		11.27%	(8.74)%	2.59%	30.97%
Net assets applicable to common shares, end of period (000’s omitted)	$780,532		$782,996	$736,458	$805,387	$556,184
Portfolio turnover rate(d)	11%		10%	15%	11%	14%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.55	%(e)	1.64%	1.68%	1.56%	1.25	%(f)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	0.97	%(e)	1.02%	1.06%	0.99%	1.03	%(f)
Without fee waivers and/or expense reimbursements	1.55	%(e)	1.64%	1.68%	1.56%	1.32	%(f)
Ratio of net investment income before preferred share dividends	5.98	%(e)	5.76%	6.00%	5.57%	6.82%
Preferred share dividends	N/A		N/A	N/A	0.01%	0.05%
Ratio of net investment income after preferred share dividends	5.98	%(e)	5.76%	6.00%	5.56%	6.77%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)(g)	$262,800		$262,800	$262,800	$262,800	$178,750
Asset coverage per preferred share(g)(h)	$397,006		$397,934	$380,167	$406,337	$102,788
Liquidating preference per preferred share(g)	$100,000		$100,000	$100,000	$100,000	$25,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $769,284.
(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(g)	For the year ended February 29, 2012, amounts are based on ARPS outstanding.
(h)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding.
N/A	= Not applicable

NOTE 14—Subsequent Event

On March 9, 2016 the Trust received $368,800 which represents $0.01 per share in insurance settlement proceeds related to Auction Rate Preferred Shares previously issued by the Trust.

37                         Invesco Municipal Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Trust (hereafter referred to as the “Trust”) at February 29, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

38                         Invesco Municipal Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

39                         Invesco Municipal Trust

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short- Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	1991	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non- profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange- Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker- dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Municipal Trust

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Municipal Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06362                    VK-CE-MUNI-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Troccoli and Suzanne H. Woolsey. David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert Troccoli and Suzanne H. Woolsey are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant (“Fund”), has advised the Audit Committee of the Board of Trustees of the Fund (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the Staff of the Securities and Exchange Commission, or the SEC, regarding a difference in the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may run afoul of the Loan Rule, calling into question PwC’s independence with respect to the Fund. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not impact PwC’s application of objective judgment with respect to conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships, PwC’s interpretation of the Rule 2-01(c)(1)(ii)(A) and PwC’s representation that its independence was not impaired in conducting its audit of the Fund’s financial statements.

PwC advised the Audit Committee that it believes it is independent and it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. PwC further advised the Audit Committee that this matter did not compromise or impair its objectivity in connection with its audits of the Fund’s financial statements These discussions with the Staff remain ongoing and, while PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain periods, the Fund’s filings with the SEC which contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund may be required to have independent audits conducted on the Fund’s previously audited financial statements by another independent registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing potentially could have a material adverse effect on the Fund.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$ 43,100	N/A	$ 40,900	N/A
Audit-Related Fee	$ 0	0%	$ 0	0%
Tax Fees(2)	$ 6,500	0%	$ 7,043	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 49,600	0%	$ 47,943	0%

(g) PWC billed the Registrant aggregate non-audit fees of $6,500 for the fiscal year ended 2016, and $7,043 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit-Related Fees	$ 634,963	0%	$574,000	0%
Tax Fees	$ 0	0%	$ 0	0%
All Other Fees	$3,750,000	0%	$ 0	0%
Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, and $4,009,694 for the fiscal year ended February 28, 2015 for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Trocolli and Suzanne H. Woolsey.
(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Policies and Procedures

for

Invesco Advisers, Inc.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☑ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015
Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Proxy access Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

•

Exclusive Forum Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Mark Paris, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010.

•

John Connelly, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015. Prior to 2012, he served as Director of the Municipal High Yield Trading Group.

•	Tim O’Reilly, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010.

•	James Phillips, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010.

•	Robert Stryker, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010.

•	Julius Williams, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Municipal Trust
Mark Paris	None	N/A	$500,001-$1,000,000
John Connelly[1]	None	N/A	None
Tim O’Reilly[1]	None	N/A	$100,001-$500,000
James Phillips	None	N/A	$100,001-$500,000
Robert Stryker	None	N/A	$100,001-$500,000
Julius Williams	None	N/A	$100,001-$500,000

Assets Managed

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Municipal Trust
Mark Paris	17	$21,458.2	None	None	3[2]	$0.6[2]
John Connelly[1]	None	None	None	None	None	None
Tim O’Reilly[1]	None	None	None	None	None	None
James Phillips	17	$21,458.2	None	None	3[2]	$0.6[2]
Robert Stryker	17	$21,458.2	None	None	3[2]	$0.6[2]
Julius Williams	17	$21,458.2	None	None	3[2]	$0.6[2]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed

1	The portfolio manager began serving on the Fund effective April 1, 2016. Information for the portfolio manager has been provided as of February 29, 2016.
2	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[3]
Invesco[4] Invesco Deutschland Invesco Hong Kong[4] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group
Invesco- U.S. Real Estate Division[4,5] Invesco Senior Secured[4,6]	Not applicable
Invesco Canada[4]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[7]	One-, Three- and Five-year performance
Invesco PowerShares[8]	Not applicable

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

[3]	Rolling time periods based on calendar year-end.
[4]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
[5]	Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.
[6]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[7]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.
[8]	Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Invesco Municipal Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 12, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.